UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      March 4, 2003

THE GYMBOREE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21250

(State or other jurisdiction of incorporation)	(Commission File Number)

700 Airport Blvd., Suite 200, Burlingame, California	94010-1912

(Address of principal executive offices)	(Zip Code)

(650) 579-0600

(Registrant’s telephone number, including area code)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On March 4, 2003, the Company issued a press release in connection with its fourth quarter and fiscal 2002 results. For those periods, the press release separately presented revenues from retail operations and Play & Music operations to conform to the anticipated presentation in the Company’s Annual Report on Form 10-K for fiscal 2002. The press release also presented fourth quarter and annual revenues for fiscal 2001 in the same manner to allow for comparison. The attached exhibits include the March 4, 2003 press release, and the Company’s quarterly financial results, including a separate presentation of revenues from retail operations and Play & Music operations, for the two years ending February 1, 2003.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	Press release dated March 4, 2003

Exhibit 99.2	Quarterly financial results for the two years ended February 1, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Date: March 19, 2003	By:	/s/ Myles B. McCormick

Myles B. McCormick Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release dated March 4, 2003

Exhibit 99.2	Quarterly financial results for the two years ended February 1, 2003.